EX-99. B8.h.

Amendment No. 6 to
Administrative Services Agreement
Franklin Templeton Services, LLC
Allianz Life Insurance Company of North America

THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the “Fund Administrator”) and Allianz Life Insurance Company of North America (the “Company”).

           WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of October 1, 2003, as may be amended from time to time (the “Agreement”), concerning certain administrative services with respect to each series (“Fund” or “Funds”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”), which Funds are investment options in certain variable life insurance and variable annuity contracts issued by the Company; and

WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of updating schedules and adding certain Funds and variable life or variable annuity insurance contracts covered by the Agreement.

NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1.           Schedules A and B of the Agreement are hereby deleted in their entirety and replaced with the Schedules A and B attached hereto.

2.           All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of July 16, 2012.

Allianz Life Insurance Company of North America	Franklin Templeton Services, LLC
By: /s/ Brian Muench	By: /s/ Dennis Rothe
Name: Brian Muench Title: Vice President	Name: Dennis Rothe Title: Vice President

Allianz NA Amd #6 to ASA 2012-06-20.doc

Schedule A

Administrative Services

Maintenance of Books and Records

•	Assist as necessary to maintain book entry records on behalf of the Funds regarding issuance to, transfer within (via net purchase orders) and redemption by the Accounts of Fund shares.

•
Maintain general ledgers regarding the Accounts’ holdings of Fund shares, coordinate and reconcile information, and coordinate maintenance of ledgers by financial institutions and other contract owner service providers.

Communication with the Funds

•	Serve as the designee of the Funds for receipt of purchase and redemption orders from the Account and to transmit such orders, and payment therefore, to the Funds.

•	Coordinate with the Funds’ agents respecting daily valuation of the Funds’ shares and the Accounts’ units.

•	Purchase Orders

-	Determine net amount available for investment in the Funds.
-	Deposit receipts at the Funds’ custodians (generally by wire transfer).
-	Notify the custodians of the estimated amount required to pay dividends or distributions.

•	Redemption Orders

-	Determine net amount required for redemptions by the Funds.
-	Notify the custodian and Funds of cash required to meet payments.

•	Purchase and redeem shares of the Funds on behalf of the Accounts at the then-current price in accordance with the terms of each Fund’s then current prospectus.

•
Assistance in enforcing procedures adopted on behalf of the Trust to reduce, discourage, or eliminate market timing transactions in a Fund’s shares in order to reduce or eliminate adverse effects on a Fund or its shareholders.

Processing Distributions from the Funds

•	Process ordinary dividends and capital gains.

•	Reinvest the Funds’ distributions.

Reports

•
Periodic information reporting to the Funds, including, but not limited to, furnishing registration statements, prospectuses or private offering memorandum, statements of additional information, reports, solicitations for instructions, disclosure statements, sales or promotional materials and any other filings with the Securities and Exchange Commission with respect to the Accounts invested in the Funds, if necessary.

•	Periodic information reporting about the Funds to contract owners, including necessary delivery of the Funds’ prospectus and annual and semi-annual reports.

Fund-related Contract Owner Services

•
Maintain adequate fidelity bond or similar coverage for all Company officers, employees, investment advisors and other individuals or entities controlled by the Company who deal with the money and/or securities of the Funds.

•	Provide general information with respect to Fund inquiries (not including information about performance or related to sales).

•	Provide information regarding performance of the Funds.

•	Oversee and assist the solicitation, counting and voting of contract owner pass-through voting interests in the Funds pursuant to Fund proxy statements.

Other Administrative Support

•	Provide other administrative and legal compliance support for the Funds as mutually agreed upon by the Company and the Funds or the Fund Administrator.

•	Relieve the Funds of other usual or incidental administrative services provided to individual contract owners.

Schedule B

Administrative Expense Payment

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts.  The payment will be computed and paid in the manner described more completely in the Agreement.

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
1.	Allianz Value Life 33-11158
Class 1 Shares:
Franklin Global Communication Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government  Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund *
Templeton Global Income Securities Fund
Templeton Growth Securities Fund

			0.10%	10/01/03
		Franklin Money Market Fund – Class 1 *	0.05%	10/01/03
2.	Allianz Alterity 333-82329	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin Global Real Estate Securities Fund Franklin Rising Dividends Securities Fund Franklin Small-Mid Cap Growth Securities Fund Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	0.20%	10/01/03

* This fund is closed to new investors as of 5/1/04.

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
	Allianz Alterity (cont’d) 333-82329	Franklin Zero Coupon Fund 2010 – Class 1	0.10%	10/01/03
		Templeton Global Income Securities Funds - Class 2 Franklin Templeton VIP Founding Funds Allocation Fund - Class 2	0.20% 0.20%	05/01/07 09/21/07
3.	Allianz Dimensions 33-47886	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin Global Real Estate Securities Fund Franklin Rising Dividends Securities Fund Franklin Small-Mid Cap Growth Securities Fund Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	0.20%	10/01/03
		Franklin Zero Coupon Fund 2010 – Class 1	0.10%	10/01/03
4.	Allianz Rewards 333-95729	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin Global Real Estate Securities Fund Franklin Rising Dividends Securities Fund Franklin Small-Mid Cap Growth Securities Fund Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	0.20%	10/01/03
		Franklin Zero Coupon Fund 2010 – Class 1	0.10%	10/01/03
		Templeton Global Income Securities Funds - Class 2 Franklin Templeton VIP Founding Funds Allocation Fund - Class 2	0.20% 0.20%	05/01/07 09/21/07

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
5.	Allianz Charter 333-63719
Class 2 Shares:
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government  Fund
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund *
Templeton Global Income Securities Fund *
Templeton Growth Securities Fund

			0.20%	10/01/03
		Franklin Money Market Fund – Class 2 * Franklin Zero Coupon Fund 2010 – Class 1	0.05% 0.10%	10/01/03 10/01/03
6.	Valuemark II 33-23035
Class 1 Shares:
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund *
Templeton Global Income Securities Fund
Templeton Growth Securities Fund

			0.10%	10/01/03
		Franklin Money Market Fund – Class 1 *	0.05%	10/01/03

* This fund is closed to new investors as of 5/1/04.

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
7.	Valuemark III 33-72046
Class 1 Shares:
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund *
Templeton Global Income Securities Fund
Templeton Growth Securities Fund

			0.10%	10/01/03
		Franklin Money Market Fund – Class 1 *	0.05%	10/01/03
8.	Valuemark Income Plus 33-76190
Class 1 Shares:
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund *
Templeton Global Income Securities Fund *
Templeton Growth Securities Fund

			0.10%	10/01/03
		Franklin Money Market Fund – Class 1 *	0.05%	10/01/03

* This fund is closed to new investors as of 5/1/04.

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
9.	Valuemark IV 333-06709
Class 1 Shares:
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund *
Templeton Global Income Securities Fund
Templeton Growth Securities Fund

			0.10%	10/01/03
		Franklin Money Market Fund – Class 1 *	0.05%	10/01/03
10.	Valuemark Life 33-15464
Class 1 Shares:
Franklin Global Communications Securities Fund
Franklin Growth and Income Securities Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Franklin U.S. Government Fund
Franklin Zero Coupon Fund 2010
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund *
Templeton Global Income Securities Fund *
Templeton Growth Securities Fund

			0.10%	10/01/03
		Franklin Money Market Fund – Class 1 *	0.05%	10/01/03

*  This fund is closed to new investors as of 5/1/04.

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
11.	Allianz Life Fund 333-60206	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin Global Real Estate Securities Fund Franklin Rising Dividends Securities Fund Franklin Small-Mid Cap Growth Securities Fund Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	0.20%	10/01/03
		Franklin Zero Coupon Fund 2010 - Class 1	0.10%	10/01/03
		Templeton Global Income Securities Funds - Class 2	0.20%	05/01/07
12.	Allianz High Five 333-90260	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin Global Real Estate Securities Fund Franklin Rising Dividends Securities Fund Franklin Small-Mid Cap Growth Securities Fund Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	0.20%	10/01/03
		Franklin Zero Coupon Fund 2010 – Class 1	0.10%	10/01/03
		Templeton Global Income Securities Funds - Class 2 Franklin Templeton VIP Founding Funds Allocation Fund - Class 2	0.20% 0.20%	05/01/07 09/21/07

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
13.	Allianz Charter II 333-101812	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin Global Real Estate Securities Fund Franklin Rising Dividends Securities Fund Franklin Small-Mid Cap Growth Securities Fund Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	0.20%	10/01/03
		Franklin Zero Coupon Fund 2010 – Class 1	0.10%	10/01/03
		Templeton Global Income Securities Funds - Class 2	0.20%	05/01/07
14.	Allianz High Five Bonus 333-111049	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin Global Real Estate Securities Fund Franklin Rising Dividends Securities Fund Franklin Small-Mid Cap Growth Securities Fund Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	0.20%	10/01/03
		Franklin Zero Coupon Fund 2010 – Class 1	0.10%	10/01/03
		Templeton Global Income Securities Funds - Class 2 Franklin Templeton VIP Founding Funds Allocation Fund Class 2	0.20% 0.20%	05/01/07 09/21/07

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
15.	Allianz High Five L 333-120181	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin Global Real Estate Securities Fund Franklin Rising Dividends Securities Fund Franklin Small-Mid Cap Growth Securities Fund Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	0.20%	04/29/05
		Franklin Zero Coupon Fund 2010 – Class 1	0.10%	04/29/05
		Templeton Global Income Securities Funds - Class 2 Franklin Templeton VIP Founding Funds Allocation Fund - Class 2	0.20% 0.20%	05/01/07 09/21/07
16.	Allianz Custom Income 333-126217	Class 2 Shares: Franklin Income Securities Fund Franklin U.S. Government Fund Mutual Shares Securities Fund	0.20%	05/01/06
		Class 2 Shares: Mutual Discovery Securities Fund Templeton Global Income Securities Funds Franklin Templeton VIP Founding Funds Allocation Fund - Class 2	0.20% 0.20%	05/01/07 09/21/07

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
17.	Allianz Elite 333-134267	Class 2 Shares: Franklin Global Communications Securities Fund Franklin Growth and Income Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund Templeton Growth Securities Fund	0.20%	05/01/07
		Franklin Zero Coupon Fund 2010 – Class 1 Franklin Templeton VIP Funding Funds Allocation Fund – Class 2	0.10% 0.20%	05/01/07 09/21/07
18.	Allianz Vision 333-139701 Allianz Vision 333-171427	Class 2 Shares: Franklin Global Communications Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Large Cap Growth Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Global Income Securities Fund Templeton Growth Securities Fund	0.20%	05/01/07
		Franklin Zero Coupon Fund 2010 – Class 1 Franklin Templeton VIP Funding Funds Allocation Fund – Class 2	0.10% 0.20%	05/01/07 09/21/07
19.	Allianz Connections 333-145866	Class 2 Shares: Franklin Global Communications Securities Fund Franklin High Income Securities Fund Franklin Income Securities Fund Franklin U.S. Government Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Global Income Securities Fund Templeton Growth Securities Fund	0.20%	05/01/08
		Franklin Zero Coupon Fund 2010 – Class 1 Franklin Templeton VIP Funding Funds Allocation Fund – Class 2	0.10% 0.20%	05/01/08 05/01/08

#	Product Name/ Securities Act No.	Funds of the Trust	Fee Rate	Beginning of Period for Computation of Fee
20.	Retirement Pro 333-166408 Retirement Advantage 333-180720	Class 2 Shares: Franklin High Income Securities Fund Franklin Income Securities Fund Franklin Rising Dividends Securities Fund Franklin Strategic Income Securities Fund Franklin Templeton VIP Founding Funds Allocation Fund Franklin U.S. Government Fund Mutual Shares Securities Fund Templeton Global Bond Securities Fund Templeton Growth Securities Fund	0.20%	09/01/12
21.	Allianz Connections 333-169265	Class 2 Shares: Franklin High Income Securities Fund Franklin Income Securities Fund Franklin U.S. Government Fund Franklin Templeton VIP Founding Funds Allocation Fund Mutual Discovery Securities Fund Mutual Shares Securities Fund Templeton Global Bond Securities Fund Templeton Growth Securities Fund	0.20%	05/01/11